=============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
-----------------------------------------------------------------------------
                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 10, 1996



                      JOHN B. SANFILIPPO & SON, INC.
----------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


       Delaware                    0-19681              36-2419677
----------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission          (IRS Employer
 of Incorporation)                File Number)        Identification No.)

   2299 Busse Road, Elk Grove Village, Illinois               60007
----------------------------------------------------------------------------
   (Address of Principal Executive Offices)                    (Zip Code)


                                (847) 593-2300
----------------------------------------------------------------------------
               (Registrant's Telephone Number, including Area Code)



----------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)





============================================================================











John B. Sanfilippo & Son,, Inc. (the "Registrant") submits the following information:


ITEM 5.  Other Events

     As was reported in the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 26, 1996, the Registrant entered into Amendment No. 2 under its Bank Credit Facility on October 30, 1996. This amendment required the Registrant to, among other things, grant by November 27, 1996, (a) a first priority perfected security interest and lien in substantially all of the Registrant's assets to secure the obligations under its senior credit facilities; and (b) a junior security interst in the Registrant's assets to secure the obligations under its subordinated credit facilities. The November 27, 1996 date was first extended to December 6, 1996, and was subsequently extended to December 20, 1996.